SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 6, 1997


                           TAL Wireless Networks, Inc.
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                        0-26110           13-3768554
(State or Other Jurisdiction of          (Commission      (I.R.S. Employer
Incorporation or Organization)           File Number)     Identification Number)




930 East Arques Avenue                                                94086-4552
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (408) 523-8000





(Former Name or Former Address if Changed Since Last Report)




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Item 3.           Bankruptcy or Receivership.

    On October 6, 1997, TAL Wireless Networks, Inc. ("Registrant") filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Reform Act of 1978 (the "Act"). The petition was filed in the United States Bankruptcy Court for the Northern District of California.





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                                    SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: October 7, 1997



                                     TAL WIRELESS NETWORKS, INC.


                                     By: /s/
                                         Richard Redett, Director







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